                                                                                                        Exhibit 23(c) (i)

                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    -------------------------------
                                             Class A Share Certificate (8-1/2" x 12-5/8")
                                             --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                           (upper left) box with heading: NUMBER (OF SHARES)
                                            (upper right) box with heading: CLASS A SHARES
                                                        (centered below boxes)
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                       box with CUSIP number
                                                                       683793 10 3
(at left) ______________________ is the owner of

                                    (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                                                    OPPENHEIMER CAPITAL INCOME FUND

                           A series of Oppenheimer Capital Income Fund (hereinafter called the "Fund"),  transferable only on the books of the  Fund by the  holder  hereof  in  person  or by duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Bridget Macaskill
-----------------------                                                -------------------
TREASURER                                                                       PRESIDENT

                                                         (centered at bottom)
                                                    1-1/2" diameter facsimile seal
                                                              with legend
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                                 SEAL
                                                                 1986
                                                     COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
300-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The following  abbreviations  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________ Class A Shares of beneficial interest represented by the within Certificate, and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

                                -----------------------------------------------------------------------
                                               THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 24(c)(ii)

                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    -------------------------------
                                             Class B Share Certificate (8-1/2" x 12-5/8")
                                             --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                           (upper left) box with heading: NUMBER (OF SHARES)
                                            (upper right) box with heading: CLASS B SHARES
                                                        (centered below boxes)
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                       box with CUSIP number
                                                                       683793202
(at left) is the owner of

                                    (centered) FULLY PAID CLASS b SHARES OF BENEFICIAL INTEREST OF
                                                    OPPENHEIMER CAPITAL INCOME FUND

                           A series of Oppenheimer Capital Income Fund (hereinafter called the "Fund"),  transferable only on the books of the  Fund by the  holder  hereof  in  person  or by duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Bridget Macaskill
-----------------------                                                -------------------
TREASURER                                                                       PRESIDENT

                                                         (centered at bottom)
                                                    1-1/2" diameter facsimile seal
                                                              with legend
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                                 SEAL
                                                                 1986
                                                     COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
301-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

_______________________________________________________________________(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________ Class B Shares of beneficial interest represented by the within certificate, and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

                                -----------------------------------------------------------------------
                                               THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                 Exhibit 24(c)(iii)

                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    -------------------------------
                                             Class C Share Certificate (8-1/2" x 12-5/8")
                                             --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                           (upper left) box with heading: NUMBER (OF SHARES)
                                            (upper right) box with heading: CLASS C SHARES
                                                        (centered below boxes)
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              box with CUSIP number
                                                              683793202
(at left) is the owner of

                                    (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF
                                                    OPPENHEIMER CAPITAL INCOME FUND

                           A series of Oppenheimer Equity Income Fund (hereinafter  called the "Fund"),  transferable only on the books of the  Fund by the  holder  hereof  in  person  or by duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Bridget Macaskill
-----------------------                                                -------------------
TREASURER                                                                       PRESIDENT

                                                         (centered at bottom)
                                                    1-1/2" diameter facsimile seal
                                                              with legend
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                                 SEAL
                                                                 1986
                                                     COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
301-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class C Shares of beneficial interest  represented by the within certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text  printed in  Signatures  must be  guaranteed  by a financial  box to left of  institution  of the type  described  in the current signature(s)) prospectus of the Fund.

                                -----------------------------------------------------------------------
                                               THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    -------------------------------
                                             Class N Share Certificate (8-1/2" x 12-5/8")
                                             --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                           (upper left) box with heading: NUMBER (OF SHARES)
                                            (upper right) box with heading: CLASS N SHARES
                                                        (centered below boxes)
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              box with CUSIP number

(at left) is the owner of

                                    (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF
                                                    OPPENHEIMER CAPITAL INCOME FUND

                           A series of Oppenheimer Capital Income Fund (hereinafter called the "Fund"),  transferable only on the books of the  Fund by the  holder  hereof  in  person  or by duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Bridget Macaskill
-----------------------                                                -------------------
TREASURER                                                                       PRESIDENT

                                                         (centered at bottom)
                                                    1-1/2" diameter facsimile seal
                                                              with legend
                                                    OPPENHEIMER CAPITAL INCOME FUND
                                                                 SEAL
                                                                 2000
                                                     COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
301-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class N Shares of beneficial interest  represented by the within certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text  printed in  Signatures  must be  guaranteed  by a financial  box to left of  institution  of the type  described  in the current signature(s)) prospectus of the Fund.

                             -----------------------------------------------------------------------
                                               THIS SPACE MUST NOT BE COVERED IN ANY WAY